UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  April 22, 2014
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THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 22, 2014, GlaxoSmithKline plc and Theravance, Inc. issued a press release announcing that the Therapeutic Goods Administration (TGA) has approved BREO™ ELLIPTA® (fluticasone furoate/vilanterol trifenatate) for the treatment of patients with asthma or chronic obstructive pulmonary disease (COPD) in Australia.  BREO™ ELLIPTA® is a combination of the inhaled corticosteroid, fluticasone furoate (FF), and the long-acting beta2-agonist (LABA), vilanterol (VI). Two strengths of BREO™ ELLIPTA® have been licensed for the treatment of asthma (100/25 mcg and 200/25 mcg) and one strength has been licensed for the treatment of COPD (100/25 mcg).  Both strengths will be administered once-daily using the new ELLIPTA® dry powder inhaler.  FF/VI has been developed under the 2002 LABA collaboration between Glaxo Group Limited and Theravance, Inc.  The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release dated April 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: April 22, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 22, 2014